SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) September 5, 2001


                        ADELPHIA BUSNIESS SOLUTIONS, INC.
               (Exact name of registrant as specified in charter)



      Delaware                         000-21605               25-1669404
 (State or other                (Commission File Number)      (IRS Employer
 jurisdiction of incorporation)                            Identification No.)



One North Main Street -  Coudersport, PA                    16915-1141
(Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code (814) 274-9830


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Item 5. Other Events and Regulation FD Disclosure

      On September 5, 2001, the Company issued a press release which is incorporated by reference herein and filed herewith under Item 7 as Exhibit 99.01.

Item 7.  Financial Statements and Exhibits

Exhibit No.                                              Description

99.01                           Press Release dated September 5, 2001.
99.02                           Slide show presentation from September 5, 2001
                                 Morgan Stanley sponsored Investor Day.

Item 9.  Regulation FD Disclosure

      On September 5, 2001, the Company is presenting at a Morgan Stanley sponsored Investor Day. A copy of the slide show presentation from this presentation is included as Exhibit 99.02 and is furnished with this Form 8-K.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 5, 2001        ADELPHIA BUSINESS SOLUTIONS, INC.
                                  (Registrant)


                               By: /s/Timothy J. Rigas
                               Timothy J. Rigas
                               Vice Chairman, Treasurer and
                               Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                                              Description

99.01                           Press Release dated September 5, 2001.
99.02                           Slide show presentation from September 5, 2001
                                 Morgan Stanley sponsored Investor Day.